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                                                                Exhibit 23.1







                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial and Operating Data" and "Experts" and to the use of our report dated January 31, 1997 except for Note 7 as to which the date is February 25, 1997, in the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-1 and related Prospectus of Concepts Direct, Inc. dated June 13, 1997.



                                                ERNST & YOUNG LLP


Denver, Colorado
June 13, 1997